UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

TOTALIGENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41803	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 FAU Boulevard, Suite 400 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 360-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12b of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2026, Totaligent, Inc. (the “Company”) entered into a Binding Letter of Intent (the “LOI”) with Aetherium Medical (“Aetherium”). The LOI sets forth the principal terms for a proposed acqui-hire transaction pursuant to which the Company would acquire Aetherium’s team, business plan, intellectual property, know-how, contacts, and related assets (the “Assets”) in exchange for equity in the Company, with no cash consideration at closing.

Key terms include:

•	Formation of a new wholly owned subsidiary, Aetherium Medical LLC, to which the Assets will be contributed.
•	Appointment of Ivan Klarich (Aetherium’s CEO) as Managing Director of the subsidiary.
•

Issuance of an aggregate 10% of the Company’s outstanding common stock (or equivalent) to Mr. Klarich and key Aetherium team members in the form of restricted preferred stock, subject to vesting tied to performance milestones, escrow, repurchase rights, and other customary provisions. The equity is intended to qualify as Qualified Small Business Stock under Section 1202 of the Internal Revenue Code to the extent possible.

•	The transaction is structured as an acqui-hire with no assumption of liabilities unless expressly agreed.
•

The parties intend to negotiate and execute definitive agreements (including asset contribution, IP assignment, employment/consulting, and restricted stock agreements) within approximately four weeks, targeting a March 5, 2026 closing.

The LOI contains binding provisions regarding exclusivity (through April 5, 2026 or earlier termination), confidentiality, expenses, and governing law (Delaware). The remaining provisions are non-binding and reflect the parties’ intent to proceed in good faith. Closing remains subject to due diligence, execution of definitive agreements, no material adverse change, and other conditions.

The foregoing description is qualified in its entirety by reference to the LOI, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Binding Letter of Intent, dated February 11, 2026, between Totaligent, Inc. and Aetherium Medical.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOTALIGENT, INC.

Date: February 12, 2026	By:	/s/ EDWARD C. DEFEUDIS
Edward C. Defeudis
CEO

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